Precision Endocrine Peptides™ Company Overview June 2025 Exhibit 99.1

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Pioneering Precision Peptides for Endocrine and Metabolic Diseases

Developing treatments to improve clinical outcomes and simplify disease management

Proprietary Precision Endocrine Peptide™ (PEP™) Platform	• Founded by global leaders in peptide drug design, development and commercialization • **Precision therapeutics** with optimized pharmaceutical properties: extended duration of action, consistent drug exposures, less frequent dosing

Two rare endocrine programs in clinical development	• **Canvuparatide (MBX 2109) for Hypoparathyroidism (HP)**: PTH peptide prodrug with FDA Orphan Drug Designation
	    • Designed to deliver continuous, infusion-like exposure to PTH and convenient weekly dosing
	• **MBX 1416 for Post-bariatric Hypoglycemia (PBH)**: long-acting GLP-1 receptor antagonist
	    • Designed to prevent severe hypoglycemia and improve quality of life with convenient weekly dosing

Differentiated obesity portfolio	• **MBX 4291 for obesity**: GLP-1/GIP receptor co-agonist prodrug with potential for monthly dosing
	    • IND-enabling studies complete; IND submission anticipated in Q2 2025
	    • Potential for less frequent dosing, improved GI tolerability and increased weight loss as demonstrated in preclinical models
	• **Multiple additional programs**: in lead optimization stage of development for obesity and co-morbidities

Strong financial position	• >$400 million raised to date from leading healthcare investors • ~**$240 million in cash** as of March 31, 2025[1]; expected to support operations into mid-2027

1. Unaudited cash, cash equivalents and marketable securities

MBX Biosciences

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MBX’s World-class Leadership Team Kent Hawryluk PRESIDENT & CEO Rick Bartram, CPA CHIEF FINANCIAL OFFICER Mike Dorato, PhD SENIOR VICE PRESIDENT DISCOVERY & NONCLINCAL DEVELOPMENT Matt Gambino VICE PRESIDENT  MARKETING Michelle Graham CHIEF HUMAN RESOURCES OFFICER Sam Azoulay, MD CHIEF MEDICAL OFFICER Stewart Hallett VICE PRESIDENT CLINICAL OPERATIONS Elisa Fabbrini, MD, PhD VICE PRESIDENT CLINICAL DEVELOPMENT Mark Hope SENIOR VICE PRESIDENT REGULATORY & QUALITY Chatan Charan, PhD SENIOR VICE PRESIDENT PHARMACEUTICAL DEVELOPMENT & CMC

Expanding a Pipeline of PEPs in Significant Rare Disease and Obesity Markets

MBX retains global commercial rights to all programs

Candidate	MOA	Indication	Discovery	IND Enabling	Phase 1	Phase 2	Phase 3	Anticipated Milestones
Endocrine Portfolio								
Canvuparatide (MBX 2109)	PTH Prodrug	Hypo-parathyroidism						**Phase 2 topline results in Q3 2025**
MBX 1416	GLP-1 Receptor Antagonist	Post-bariatric Hypoglycemia						**Phase 2 initiation in 2H 2025**
Obesity Portfolio								
MBX 4291	GLP-1/GIP Co-agonist Prodrug	Obesity & co-morbidities						**IND submission in Q2 2025**

Beyond MBX 4291, we have a robust discovery pipeline including multiple obesity programs in the lead optimization stage of development.

GLP-1=glucagon-like peptide-1; GIP=glucose-dependent insulinotropic polypeptide; PTH=parathyroid hormone

MBX Biosciences 5

Precision Endocrine Peptide™ (PEP™) Platform Proprietary tools and know-how with the potential to enable design and development of transformative peptide therapeutics INNOVATIVE PEPTIDE DESIGN Designed to precisely time chemical conversion of prodrug to active drug to reduce peak-to-trough ratios and improve clinical outcomes With a goal to provide: Enhanced physical properties including stability and solubility Increased potency Multiple mechanisms of action in a single peptide PROGRAMMABLE PRODRUG Fatty  Acylation Aims to provide: Increased duration of action (convenient dosing regimen) Compatibility with non-injectable formulations (e.g. oral)

Canvuparatide (MBX 2109)  Investigational Once-Weekly PTH Replacement Therapy for Hypoparathyroidism

Canvuparatide for Hypoparathyroidism – A Serious Endocrine Disease

Estimated >250,000 patients in U.S. and EU combined[1,2]



CAUSE

Deficiency in parathyroid hormone (PTH)

Etiology: Inadvertent removal of parathyroid during thyroid surgery and less commonly due to autoimmune disease and genetic disorders

SYMPTOMS[3,4]

Hypocalcemia: Tetany, muscle cramping/spasms/twitching, numbness, tingling, seizures

Cognition: Cognitive impairment, confusion

Hypercalcemia: Polyuria, nausea, vomiting, constipation, weakness

COMPLICATIONS[3,4]

Renal: Kidney stones, chronic kidney disease, nephrocalcinosis

Cardiovascular: Arrythmias, ischemic heart disease

Depression / Infections

PTH=parathyroid hormone

1. Clarke B et al JCEM 2016, 2. Powers J et al JBMR 2013, 3. Khan A et al JBMR 2022, 4. Yao L et al Complications Symptoms JBMR 2022

MBX Biosciences

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Managing Hypoparathyroidism: PTH Replacement Aims to Address Shortcomings of Standard of Care PTH=parathyroid hormone; QoL=quality of life 1. Khan A et al. JBMR 2022 Calcium and active vitamin D1 supplementation Daily PTH replacement therapy Investigational once-weekly PTH replacement therapy STANDARD OF CARE Does not address underlying pathophysiology Significant pill burden Serum calcium fluctuations Contributes to renal complications YORVIPATH® (palopegteriparatide) Approved in U.S. and E.U. for the treatment of hypoparathyroidism in adults Eneboparatide In Phase 3 development Designed to: Lower daily peak-to-trough PTH exposures vs. daily injectables Normalize serum and renal calcium Eliminate pill burden Convenient weekly dosing Improve QoL Reduce complications DAILY INJECTIONS Canvuparatide WEEKLY INJECTION

Canvuparatide (MBX 2109): Prodrug Chemically Converts to Active Drug at a Precisely Controlled Rate Under Physiologic Conditions PTH=parathyroid hormone Biologically active peptide analog is converted and inactive metabolite eliminated Canvuparatide (MBX 2109) PRODRUG Dipeptide ACTIVE DRUG Fatty acids (FA) facilitate binding to albumin PTH Receptor FA Albumin FA facilitates extended time action Active drug binds to and activates the PTH receptor A B C

Canvuparatide (MBX 2109) Phase 1 Trial

Single and multiple ascending doses of MBX 2109 in healthy adult subjects[1]

SAD (n=36)

- n=up to 8 subjects/cohort (2 placebo: 6 active)
- Placebo vs MBX 2109 SC 50-150-300-450-600 µg SC
- Key PD marker: Serum calcium

MAD (n=40)

- n=10 subjects/cohort (2 placebo: 8 active)
- Placebo and MBX 2109 200-400-600-900 µg SC QW x 4 doses
- Key PD markers: Serum calcium and endogenous PTH (1-84)

Endpoints

Primary:

- To evaluate safety and tolerability

Secondary:

- Pharmacokinetics (PK) profile of MBX 2109 prodrug and active drug
- Pharmacodynamic (PD) effects on albumin-adjusted serum calcium levels and suppression of endogenous PTH

MBX Biosciences

SAD=single ascending dose; MAD=multiple ascending dose; SC=subcutaneous; QW=every week
1. ClinicalTrials.gov Identifier: NCT05158335

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TEAEs by Preferred Term Reported in ≥5% Subjects Following Repeat Administration of Canvuparatide (MBX 2109) or Placebo n=number of subjects; TEAEs = treatment emergent adverse events MBX 2109   Preferred Term Placebo (N = 8) n (%) 200 µg (N = 8) n (%) 400 µg (N = 8) n (%) 600 µg (N = 8) n (%) 900 µg (N = 8) n (%) Overall (N = 40) n (%) Overall 2 (25.0%) 4 (50.0%) 4 (50.0%) 7 (87.5%) 5 (62.5%) 22 (55.0%) Injection site erythema --- --- 2 (25.0%) 2 (25.0%) 2 (25.0%) 6 (15.0%) SARS-CoV-2 test positive 1 (12.5%) --- 3 (37.5%) 1 (12.5%) --- 5 (12.5%) Constipation 1 (12.5%) --- --- --- 2 (25.0%) 3 (7.5%) Hypercalcemia --- --- --- 1 (12.5%) 2 (25.0%) 3 (7.5%) Arthralgia --- --- --- 2 (25.0%) --- 2 (5.0%) COVID-19 --- 1 (12.5%) --- --- 1 (12.5%) 2 (5.0%) Dizziness --- --- 1 (12.5%) 1 (12.5%) --- 2 (5.0%) Headache --- 1 (12.5%) --- --- 1 (12.5%) 2 (5.0%) Injection site bruising --- --- 1 (12.5%) 1 (12.5%) --- 2 (5.0%) Injection site pain --- 1 (12.5%) --- --- 1 (12.5%) 2 (5.0%)

Canvuparatide (MBX 2109) Phase 1: Safety Results AE = adverse event; TEAE = treatment-emergent adverse event 1. Most common TEAEs defined in those occurring in ≥ 3 patients in any treatment group. Canvuparatide was generally well-tolerated No dose limiting toxicity or off-target AEs No related serious or severe TEAEs Most TEAE1 were injection site reactions (31%); generally mild, red, non-raised lesions less than 5 cm in diameter and resolved without intervention As expected in a study investigating the dose range for a PTH agonist, hypercalcemia occurred at the top doses; it was asymptomatic and resolved without intervention

Plasma Concentration-time Profile for Active Drug Demonstrated Infusion-like Profile and Supported Once-weekly Dosing QW = once weekly; AUC0-τ = area under the concentration-time curve over a dosing interval; Cmax = maximal observed concentration; Tmax = time of the maximum observed concentration; T1/2 = terminal elimination half-life Active drug mean (SD) concentration, nmol/L 0 0.5 1.0 1.5 2.0 2.5 3.0 3.5 4.0 4.5 0 Day 1 48 96 144 96 0 48 96 144 0 48 96 144 0 48 336 144 504 840 Time post dose, hours Day 8 Day 15 Day 22 MBX 2109 active drug Lower limit of quantification (0.2 nmol/L) 200 μg MBX 2109 QW (n = 8) 400 μg MBX 2109 QW (n = 8) 600 μg MBX 2109 QW (n = 8) 900 μg MBX 2109 QW (n = 8) Active drug Cmax and AUC0-τ were dose proportional after 4th dose Active drug Tmax ~2.5 days Active drug T1/2 (half life) of ~8 (7.7-8.9) days supports once weekly dosing Accumulation decreased with each dose with Cmax generally similar after 3rd and 4th dose Active drug mean peak to trough ranged 1.47 to 1.79 over 1 week Active drug has low/moderate inter-subject variability in AUC0-τ and Cmax

Maximal Increases in Serum Calcium Levels (Emax,adj) After Canvuparatide (MBX 2109) Weekly Injections Demonstrated Dose-and Time-dependent Effect Emax,adj were observed approximately 48 hours after injection Emax, adj (mg/dL) (mean (SD)) Placebo 200 μg MBX 2109 400 μg MBX 2109 600 μg MBX 2109 900 μg MBX 2109 1 8 15 22 1 8 15 22 Day: 1 8 15 22 1 8 15 22 1 8 15 22

Endogenous PTH in Healthy Subjects Decreased After Canvuparatide (MBX 2109) Weekly Injections in a Dose- and Time-dependent Fashion Parathyroid Hormone, Intact (pg/mL) (mean (SD)) Placebo 200 μg MBX 2109 400 μg MBX 2109 600 μg MBX 2109 900 μg MBX 2109 Lower Limit of Normal 1 4 12 19 1 4 12 19 1 4 12 19 1 4 12 19 1 4 12 19 Day:

Canvuparatide (MBX 2109) Phase 1: PK / PD results The half-life of the canvuparatide active drug across all doses was approximately 7.7 to 8.9 days, which we believe supports a once-weekly dosing regimen Mean peak-to-trough ratios of the active drug following the last dose ranged from 1.47 to 1.79, indicating a continuous, infusion-like profile over a seven-day period Demonstrated a dose and time-dependent effect in increasing serum calcium levels w/ an initial effect within days after the first dose and nearly maximal after the third dose Observed a dose dependent reduction in PTH to levels at or below the lower limit of normal for PTH with the maximal effect seen between one and four days after the initial injection Suppression of endogenous PTH secretion further substantiated the PTH agonist activity at the doses evaluated

Avail (Phase 2) Trial Overview: Canvuparatide (MBX 2109)

Enrollment complete; TLR anticipated in Q3 2025

Trial Design



Screening & ≤ 4-Week Optimization Period
12-Week Treatment Period
4-Week Follow-up Period
4- Week Fixed Dose Treatment Period
8-Week Dose Adjustment Period
R
N=64
MBX 2109 400 µg weekly
MBX 2109 600 µg weekly
MBX 2109 800 µg weekly
Placebo weekly
Titrate MBX 2109
Titrate MBX 2109
Titrate MBX 2109
Titrate Placebo
OR
Entry into Extension Study

Endpoints

Primary:

- Normalization of albumin-adjusted serum calcium while independent from active vitamin D and calcium supplements (≤600 mg/day) at Week 12

Secondary: Safety, PK, PD, PRO

- Safety and tolerability
- Urine calcium, serum phosphorus, 1,25 dihydroxyvitamin D, bone biomarkers
- PK profile
- Patient reported outcome (PRO) assessments

MBX Biosciences

ClinicalTrials.gov Identifier: NCT06465108

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MBX 1416:  Long-Acting GLP-1 Receptor Antagonist for Post-bariatric Hypoglycemia

Post-bariatric Hypoglycemia (PBH): a Rare, Serious and Chronic Complication of Bariatric Surgery

Estimated >90,000 patients in U.S.[1,2,3,4]



CAUSE[1,2]

Rapid transit of nutrients into intestines **stimulates excess GLP-1 and insulin secretion**; occurs after a meal

PBH presents six months to years after roux-en-Y gastric bypass and sleeve gastrectomy

SYMPTOMS

Severe Hypoglycemia

Neuroglycopenia symptoms including seizures, loss of consciousness, confusion, weakness, dizziness and blurred vision

PATIENT IMPACT

Unpredictable timing and frequency

Social isolation

Diminished quality of life, including disability

Glucagon injection may be required

MBX Biosciences

1. Fischer et al Surg Obes Relat Dis. 2021, 2. Michaels et al Obes Surg. 2017, 3. Lee et al Obesity 2015, 4. Internal Estimates

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Managing PBH: No Currently Approved Pharmacotherapies

STANDARD OF CARE[1,2]

Includes restricted diet, off-label medications and surgery

Frequent, small meals and avoid/limit high glycemic index foods

- Limited efficacy and long-term adherence challenges

Off-label use of acarbose, diazoxide and octreotide

- Limited clinical data
- Side effect profiles and cost may limit patient adherence

IN DEVELOPMENT

Once-daily PBH investigational therapy

Avexitide

- GLP-1 receptor antagonist in Phase 3 development

MBX 1416

Once-weekly PBH investigational therapy

Designed to:

- Provide daily and nightly prevention of severe hypoglycemia and associated risks
- Offer convenient weekly dosing
- Improve QoL
- Eliminate need for rescue therapy (glucagon) and surgical intervention

MBX Biosciences

1. Suhl E et al Surg Obes Relat Dis 2017, 2. Salehi M et al JCEM 2018

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MBX 1416 Phase 1 Trial Endpoints Primary: Secondary: To evaluate safety and tolerability Pharmacokinetic (PK) profile of MBX 1416 Pharmacodynamic (PD) – Response to Mixed Meal Tolerance Test (MAD) SAD (n=32) COMPLETE MAD (n=23) COMPLETE n=8 subjects/cohort (2 placebo: 6 active)  Treatments: placebo or MBX 1416 dosed at 10, 30, 100 and 200 mg SC n=up to 8 subject/cohort (2 placebo: 6 active) Treatments:  placebo or MBX 1416 dosed at 10 mg, 15 mg in 2 injections, or 30 mg SC QW x 4 Single and Multiple Ascending Doses of MBX 1416 in healthy adult subjects1 1. ClinicalTrials.gov Identifier: NCT06036784; A cohort (n=14) evaluated potential drug-drug interaction (DDI) of MBX 1416 on rosuvastatin exposure and on gastric emptying by using acetaminophen

Overall Summary of Adverse Events Single dose cohorts (SAD and DDI): No Grade 3 or 4 AEs Multiple dose cohorts (MAD): No Grade 4 AEs; 5 subjects (4 subjects in the 30 mg and 1 subject in the 10 mg cohorts) experienced Grade 3 AEs (all ISRs) after the 3rd or 4th dose based only on erythema at the injection site >10 cm Except for AEs related to ISRs, no pattern or imbalance between MBX 1416 and placebo were observed for any AE No serious AEs and no Grade 4 AEs observed DDI = drug-drug interaction 1. Adverse events whose relationship to study drug was 'related', ‘probably related', or ‘possibly related’   SAD MAD DDI MBX 1416 (N=24) Placebo (N=8) MBX 1416 (N=18) Placebo (N=5) Rosuvastatin + Acetaminophen (N=14) MBX 1416 45 mg + Rosuvastatin + Acetaminophen (N=14) Number of Subjects with any TEAEs 10 (41.7%) 4 (50.0%) 13 (72.2%) 3 (60.0%) 2 (14.3%) 2 (14.3%) Grade 3 --- --- 5 (27.8%) --- --- --- Grade 4 --- --- --- --- --- --- Treatment-related1 3 (12.5%) --- 13 (72.2%) 1 (20.0%) --- 1 (7.1%) With Any Serious TEAE --- --- --- --- --- --- Leading to Treatment Discontinuation --- --- 3 (16.7%) --- --- ---

Injection Site Reactions (ISRs) Assessment Summary Given injectable peptides are known to cause ISRs, we proactively collected all ISRs, including mild reactions, using a dedicated form and the FDA Toxicity Grading Scale ISRs were observed in 73% of subjects who received MBX 1416 compared to 0% of subjects in the placebo group In 88% of subjects, ISRs were mild or moderate (Grade 1 or 2), predominantly characterized by: Erythema or redness (95% of subjects with an ISR) Minimal or no pain Resolution generally within ~7 days No systemic clinical manifestations were observed in association with ISRs Histological characterization of a Grade 3 ISR1 that developed in a subject from a MAD 30 mg cohort suggests a commonly observed reaction with peptide therapeutics, i.e., delayed-type hypersensitivity ISR ISRs were common and mostly mild/moderate 1. Grade 3 erythema defined based on size >10 cm

Pharmacokinetics of Single and Multiple Doses of MBX 1416 MBX 1416 exposures were reproduceable and increased dose-proportionally Half-life of approximately 90 hours, supporting once-weekly dosing MBX 1416 concentrations increased dose-proportionally over the 10 to 200 mg dose range  Steady-state achieved by the third dose Median tmax of 36-48 hours at steady state Some accumulation (≤1.31) observed for 10 mg and 30 mg dose levels Peak-to-trough ratio ~2.5 Low inter-subject variability 1 10 100 1000 10000 100000 0 168 336 504 672 840 1008 1176 1344 SAD 10 mg SAD 30 mg SAD 100 mg SAD 200 mg MAD 10 mg MAD 30 mg (2x15 mg and 1x30 mg) Nominal Time (h) Mean MBX 1416 Concentration (ng/mL)

Pharmacodynamic Effect of MBX 1416 Observed During MMTT Increase in GLP-1 reaches statistical significance at early timepoints on Day 9 and Day 23 As expected in healthy subjects, no meaningful changes from baseline or between MBX 1416 and placebo were observed in the other parameters measured during the mixed meal tolerance test, for example glucose, insulin, or C-peptide Increase in placebo-adjusted GLP-1 peak from baseline during first 60 mins of MMTT conducted 1 day after 2nd and 4th doses MMTT = mixed meal tolerance test; CFB = change from baseline -20 -10 0 10 20 30 0 30 60 90 120 150 180 210 240 270 300 Day 9 Nominal Time (min) Mean (±SD) placebo-adjusted CFB Total GLP-1 Concentration (pmol/L) 0, -2.77 0, -2.404 -20 -10 0 10 20 30 0 30 60 90 120 150 180 210 240 270 300 Nominal Time (min) Mean (±SD) placebo-adjusted CFB Total GLP-1 Concentration (pmol/L) Day 23 MAD 10 mg MAD 30 mg (2x15 mg and 1x30 mg)

Key Highlights from Phase 1 Study of MBX 1416 MBX 1416 was generally well tolerated with a favorable safety profile No MBX 1416 dose-related serious adverse events were observed, and the majority of TEAEs were mild or moderate injection site reactions MBX 1416 concentrations increased dose-proportionally in both the SAD and MAD cohorts PK profile supportive of weekly administration: In the MAD, MBX 1416 median half-life was approximately 90 hours Median Tmax of MBX 1416 at steady state was between 36 and 48 hours post-dose Consistent with known GLP-1 antagonism effect on gastric motility, a slight acceleration of gastric emptying was observed with MBX 1416 based on acetaminophen exposure MBX 1416 had no meaningful effect on rosuvastatin exposure, a commonly prescribed statin In mixed meal tolerance tests, MBX 1416 appeared to increase GLP-1 within 60 mins suggesting a PD effect in healthy volunteers that may translate into a therapeutic benefit in PBH patients; no meaningful changes observed in other parameters (glucose, insulin, c-peptide), as expected in healthy volunteers TEAE = treatment emergent adverse event; ISR = injection site reaction; SAD = single ascending dose; MAD = multiple ascending dose; DDI = drug-drug interaction Tmax = time to reach maximum concentration

Obesity Portfolio

Obesity: a Global Epidemic with Large Potential Commercial Opportunity



MBX scientific founder, Richard DiMarchi, PhD

- Multiple candidates in discovery/pre-clinical development for obesity offer treatment flexibility
- Leveraging PEP™ platform technology for optimized PK and infrequent dosing
- Discovered by Dr. DiMarchi, inventor of first dual and triple incretin agonists


U.S. Adult Population:
258.3 million[1]
~42.5%
obese[2]
~31.1%
overweight[2]
Potential addressable
U.S. Patient Population:
~190.1 million

Obese=(BMI>30 kg/m2); Overweight= (BMI 25.0-29.9 kg/m2)
1. 2020 U.S. adult population www.census.gov; 2. www.cdc.gov/nchs/data/hestat/obesity-adult-17-18/obesity-adult.htm

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MBX 4291: Long-acting GLP-1/GIP Receptor Co-agonist Prodrug in Development for Obesity Press Release: Dec. 4, 2024: Lilly's Zepbound® (tirzepatide) superior to Wegovy® (semaglutide) in head-to-head trial showing an average weight loss of 20.2% vs. 13.7% Designed as a high potency GLP-1/GIP receptor co-agonist utilizing PEP™ technology Dual-agonism results in statistically and clinically meaningful greater weight loss relative to mono-agonism IND-enabling studies complete; IND submission anticipated in Q2 2025 Potential for once-monthly administration, improved GI tolerability, and increased maximal weight loss

In vitro Receptor Binding of MBX 4291 Active Drug has Similar Activity in Binding to the GLP-1 and GIP Receptors as Tirzepatide1 1. tirzepatide, a GLP-1/GIP co-agonist, is marketed as Zepbound® for the treatment of obesity hGLP-1R hGIPR tirzepatide MBX 4291 (active drug) CPS (mean) Concentration, nM Concentration, nM CPS (mean) hGLP-1R hGIPR tirzepatide 0.67 ± 0.39 0.094 ± 0.059 MBX 4291 (active drug) 0.56 ± 0.19 0.077 ± 0.055 Counts Per Second (mean) Counts Per Second (mean)

MBX 4291 Active Drug Demonstrated Extended Time-action Profile in NHPs Compared to Tirzepatide that may Support Once-monthly Dosing NHP = non-human primates TZP = tirzepatide

MBX 4291 Infusion-like Profile Demonstrated in Once-weekly Repeat Administration in NHPs NHP = non-human primates

Bodyweight (g) (mean) Time (Days) Time (Days) MBX 4291 Active Drug Produced Similar Reductions in Body Weight and Food Intake as Tirzepatide in DIO Mouse Model DIO = diet-induced obesity Dosing = 3 nmol/kg daily Days 0-4, 1.5 nmol/kg daily Days 5-10 Vehicle tirzepatide MBX 4291 (active drug) Bodyweight Food Intake Food Intake (g) (mean)

MBX 4291 Demonstrated Significant Weight Loss vs. Baseline in NHPs NHP = non-human primates 1

PROGRAM MILESTONE ANTICIPATED TIMING Canvuparatide (MBX 2109) Avail™ (Phase 2) Enrollment Completion Complete Avail™ (Phase 2) Topline Results Q3 2025 MBX 1416 Phase 1 Topline Results Complete End of Phase 1 Meeting Mid-2025 Phase 2 Initiation 2H 2025 MBX 4291 IND Submission Q2 2025 Phase 1 Initiation 2H 2025 Substantial Value Inflection Opportunities in 2025

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